                                                                  EXECUTION COPY


                           AMENDMENT NO. 3, dated as of May 30, 2002 (this
                  "Amendment"), in respect of the Credit Agreement dated as of July 16, 1999, as amended and restated as of July 17, 2000 (as heretofore amended, the "Credit Agreement" and, as amended by this Amendment, the "Amended Credit Agreement"), among Gartner, Inc. (the "Borrower"), the Lenders party thereto and JPMorgan Chase Bank, as Administrative Agent (in such capacity, the "Administrative Agent").

         The Borrower has requested that the Credit Agreement be amended to effect the amendments set forth below, and the parties hereto are willing so to amend the Credit Agreement. Each Capitalized term used but not defined herein has the meaning assigned thereto in the Amended Credit Agreement.

         In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

         SECTION 1. Amendments. Upon the effectiveness of this Amendment as provided in Section 3 below, the Credit Agreement shall be amended as follows:

                  (a) Section 6.01(f) (A) of the Credit Agreement is hereby amended by replacing the amount "$10 million" therein with the amount "$15 million".

                  (b) Section 6.05 of the Credit Agreement is hereby amended by deleting "and" from the end of clause (c) thereof, replacing the period at the end of clause (d) thereof with "; and", and inserting the following clause at the end thereof:

                           "(e) the sale by the Borrower of its ownership
                  interest in the SI Venture Fund."

                  (c) Section 6.08 of the Credit Agreement is hereby amended by replacing the phrase "after the Initial Effective Date does not exceed $50 million" in clause (vii) therein with the phrase "after May 29, 2002 does not exceed $50 million".



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         SECTION 2. Representations and Warranties. The Borrower represents and warrants as of the date hereof to each of the Lenders that:

         (a) Before and after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

         (b) Immediately before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

         SECTION 3. Conditions to Effectiveness. The amendments set forth in
Section 1 of this Amendment shall become effective, as of the date hereof, on the date (the "Amendment Closing Date") on which the Administrative Agent shall have received (a) counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Administrative Agent, the Subsidiary Loan Parties and the Required Lenders, (b) an amendment fee, for distribution to each Lender that has returned a signed counterpart of this Amendment to the Administrative Agent or its counsel by 5:00 p.m. New York City time on May 30, 2002, equal to 0.125% of the aggregate Commitments of each such signing Lender and (c) payment of all fees and expenses (to the extent invoiced prior to the Amendment Closing Date) payable to JPMorgan Chase Bank and J.P. Morgan Securities Inc. in connection with this Amendment. The provisions of Section 1 shall terminate and cease to be of any force or effect if the Amendment Closing Date shall not have occurred on or prior to June 5, 2002.

         SECTION 4. Agreement Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Credit Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Amended Credit Agreement. The Subsidiary Loan Parties are executing this Amendment to confirm that their obligations under the Guarantee Agreement, the Pledge Agreement and the Indemnity, Subrogation and Contribution Agreement remain in full force and effect with respect to the Amended Credit Agreement and all references in the Guarantee Agreement, the Pledge Agreement and the Indemnity, Subrogation and Contribution Agreement to the Credit


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Agreement shall hereafter be deemed to refer to the Amended Credit Agreement.

         SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

         SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

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                         IN WITNESS WHEREOF, the parties hereto have caused this
         Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                                             GARTNER, INC.,

                                               by    /s/ CATHY SATZ
                                                  ------------------------------
                                                  Name:  Cathy Satz
                                                  Title: Assistant Secretary

                                             COMPUTER AND COMMUNICATION
                                             INFORMATION GROUP, INC.,

                                               by    /s/ CATHY SATZ
                                                  ------------------------------
                                                  Name:  Cathy Satz
                                                  Title: Secretary

                                             DATAQUEST INCORPORATED,

                                               by    /s/ CATHY SATZ
                                                  ------------------------------
                                                  Name:  Cathy Satz
                                                  Title: Secretary

                                             GARTNER (KOREA) INC.,

                                               by    /s/ CATHY SATZ
                                                  ------------------------------
                                                  Name:  Cathy Satz
                                                  Title: Secretary

                                             DECISION DRIVERS, INC,

                                               by    /s/ CATHY SATZ
                                                  ------------------------------
                                                  Name:  Cathy Satz
                                                  Title: Secretary

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                                             GARTNER FUND I, INC.,

                                               by    /s/ CATHY SATZ
                                                  ------------------------------
                                                  Name:  Cathy Satz
                                                  Title: Assistant Secretary

                                             GARTNER ENTERPRISES LTD.,

                                               by    /s/ CATHY SATZ
                                                  ------------------------------
                                                  Name:  Cathy Satz
                                                  Title: Secretary

                                             GARTNER SHAREHOLDINGS INC.,

                                               by    /s/ CATHY SATZ
                                                  ------------------------------
                                                  Name:  Cathy Satz
                                                  Title: Secretary

                                             G.G. GLOBAL HOLDINGS, INC.,

                                               by    /s/ CATHY SATZ
                                                  ------------------------------
                                                  Name:  Cathy Satz
                                                  Title: Assistant Secretary

                                             G.G. CREDIT INC.,

                                               by    /s/ CATHY SATZ
                                                  ------------------------------
                                                  Name:  Cathy Satz
                                                  Title: Assistant Secretary

                                             G.G. WEST CORPORATION,

                                               by    /s/ CATHY SATZ
                                                  ------------------------------
                                                  Name:  Cathy Satz
                                                  Title: Assistant Secretary

                                             GRIGGS-ANDERSON, INC.,

                                               by    /s/ CATHY SATZ
                                                  ------------------------------
                                                  Name:  Cathy Satz
                                                  Title: Assistant Secretary



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                                             THE RESEARCH BOARD, INC.,

                                               by    /s/ CATHY SATZ
                                                  ------------------------------
                                                  Name:  Cathy Satz
                                                  Title: Secretary

                                             THE WARNER GROUP,

                                               by    /s/ CATHY SATZ
                                                  ------------------------------
                                                  Name:  Cathy Satz
                                                  Title: Secretary

                                             VISION EVENTS INTERNATIONAL,
                                             INC.,

                                               by    /s/ CATHY SATZ
                                                  ------------------------------
                                                  Name:  Cathy Satz
                                                  Title: Secretary

                                             G.G. CANADA, INC.,

                                               by    /s/ CATHY SATZ
                                                  ------------------------------
                                                  Name:  Cathy Satz
                                                  Title: Assistant Secretary

                                             JPMORGAN CHASE BANK,
                                             individually and as
                                             Administrative Agent,


                                               by    /s/ T. DAVID SHORT
                                                  ------------------------------
                                                  Name:  T. David Short
                                                  Title: Vice President

                                    Signature Page to GARTNER, INC.
                                    Amendment No. 3 dated as of
                                    May 30, 2002


                                    CREDIT SUISSE FIRST BOSTON

                                    By /s/ ROBERT HETU
                                      ------------------------------------------
                                      Name: ROBERT HETU
                                      Title: DIRECTOR


                                    By /s/ MARK HERON
                                      ------------------------------------------
                                      Name: MARK HERON
                                      Title: ASSOCIATE


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                                    Signature Page to GARTNER, INC.
                                    Amendment No. 3 dated as of
                                    May 30, 2002


                                    Name of Institution

                                    Fleet National Bank
                                    --------------------------------------------

                                    by /s/ LARISA B. CHILTON
                                      ------------------------------------------
                                      Name: LARISA B. CHILTON
                                      Title: VICE PRESIDENT



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                                    Signature Page to GARTNER, INC.
                                    Amendment No. 3 dated as of
                                    May 30, 2002


                                    Name of Institution

                                    The Bank of New York
                                    --------------------------------------------

                                    by /s/ MELINDA A. WHITE
                                      ------------------------------------------
                                      Name: Melinda A. White
                                      Title: Vice President



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                                    Signature Page to GARTNER, INC.
                                    Amendment No. 3 dated as of
                                    May 24, 2002


                                    Name of Institution

                                    Wachovia Bank, NA
                                    --------------------------------------------

                                    by /s/ ELIZABETH WITHERSPOON
                                      ------------------------------------------
                                      Name: Elizabeth Witherspoon
                                      Title: Vice President

                                    Signature Page to GARTNER, INC.
                                    Amendment No. 3 dated as of
                                    May 30, 2002


                                    Name of Institution

                                    IBM Credit Corporation
                                    --------------------------------------------

                                    by /s/ THOMAS S. CUCCIO
                                      ------------------------------------------
                                      Name: Thomas S. Cuccio
                                      Title: Manager of Credit



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                                    Signature Page to GARTNER, INC.
                                    Amendment No. 3 dated as of
                                    May 30, 2002


                                    Name of Institution

                                    [ILLEGIBLE]
                                    --------------------------------------------

                                    by /s/ RONNIE PALMER
                                      ------------------------------------------
                                      Name: Ronnie Palmer
                                      Title: Bank Officer

                                    by /s/ MICHAELA KLEIN, 212
                                      ------------------------------------------
                                      Name: MICHAELA KLEIN, 212
                                      Title: SENIOR VICE PRESIDENT





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                                    Signature Page to GARTNER, INC.
                                    Amendment No. 3 dated as of
                                    May 30, 2002


                                    Name of Institution

                                    Bank One, NA (Main Office Chicago)
                                    --------------------------------------------

                                    by /s/ JEFFREY LEDBETTER
                                      ------------------------------------------
                                      Name: Jeffrey Ledbetter
                                      Title: Director


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                                    Signature Page to GARTNER, INC.
                                    Amendment No. 3 dated as of
                                    May 30, 2002


                                    Name of Institution

                                    COMERICA BANK
                                    --------------------------------------------

                                    by /s/ JOHN M. COSTA
                                      ------------------------------------------
                                      Name: John M. Costa
                                      Title: First Vice President


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                                    Signature Page to GARTNER, INC.
                                    Amendment No. 3 dated as of
                                    May 30, 2002


                                    Name of Institution

                                    MIZUHO CORPORATE BANK, Ltd.
                                    --------------------------------------------

                                    by /s/ ANDREAS PANTELI
                                      ------------------------------------------
                                      Name: Andreas Panteli
                                      Title: SVP

                                    Signature Page to GARTNER, INC.
                                    Amendment No. 3 dated as of
                                    May 30, 2002


                                    Name of Institution

                                    SunTrust Bank
                                    --------------------------------------------

                                    by /s/ KAREN C. COPELAND
                                      ------------------------------------------
                                      Name: Karen C. Copeland
                                      Title: Vice President

                                    Signature Page to GARTNER, INC.
                                    Amendment No. 3 dated as of
                                    May 30, 2002


                                    DEUTSCHE BANK AG NEW YORK BRANCH
                                    AND/OR CAYMAN ISLANDS BRANCH


                                    by /s/ DAVID G. DICKINSON, JR.
                                      ------------------------------------------
                                      Name: David G. Dickinson, Jr.
                                      Title: Vice President

                                      /s/ CHRISTOPHER S. HALL
                                      ------------------------------------------
                                      Name: Christopher S. Hall
                                      Title: Managing Director

                                    Signature Page to GARTNER, INC.
                                    Amendment No. 3 dated as of
                                    May 30, 2002


                                    Name of Institution

                                    CITIZENS BANK OF MASSACHUSETTS
                                    --------------------------------------------

                                    by /s/ WILLIAM M. CLOSSEY
                                      ------------------------------------------
                                      Name: William M. Clossey
                                      Title: Assistant Vice President

                                    Signature Page to GARTNER, INC.
                                    Amendment No. 3 dated as of
                                    May 30, 2002


                                    Name of Institution

                                    THE BANK OF NOVA SCOTIA
                                    --------------------------------------------

                                    by /s/ TODD S. MELLER
                                      ------------------------------------------
                                      Name: TODD S. MELLER
                                      Title: MANAGING DIRECTOR

                                    Signature Page to GARTNER, INC.
                                    Amendment No. 3 dated as of
                                    May 30, 2002


                                    Name of Institution

                                    PEOPLE'S BANK
                                    --------------------------------------------

                                    by /s/ DAVID K. SHERRILL
                                      ------------------------------------------
                                      Name: David K. Sherrill
                                      Title: Vice President

                                    Signature Page to GARTNER, INC.
                                    Amendment No. 3 dated as of
                                    May 30, 2002


                                    Banco Espirito Santo S.A., Nassau Branch


                                    By /s/ ANDREW M. ORSEN
                                       -----------------------------------------
                                       Name:  Andrew M. Orsen
                                       Title: Vice President


                                    By /s/ TERRY R. HULL
                                       -----------------------------------------
                                       Name:  Terry R. Hull
                                       Title: Senior Vice President